SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2004

EQUITY OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-13115	36-4151656
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

EOP OPERATING LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware	1-13625	36-4156801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2 North Riverside Plaza Suite 2100 Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)

Registrant’s telephone number, including area code: (312) 466-3300

Not applicable
(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Selling Agent Agreement
Form of Fixed Rate Note and Related Guarantee
Form of Floating Rate Note and Related Guarantee
New Trustee Appointment Agreement
Opinion of Hogan & Hartson L.L.P.

Item 5. Other Events

     On June 10, 2004, EOP Operating Limited Partnership, or EOP Partnership, and Equity Office Properties Trust, or Equity Office, entered into a Selling Agent Agreement with Incapital LLC, as purchasing agent, and certain other agents named therein (the “Selling Agent Agreement ”) in connection with the establishment of a program through which EOP Partnership may issue and sell, from time to time, up to $500,000,000 aggregate principal amount of the EOP Operating Limited Partnership InterNotes® (the “Notes”), which Notes will be guaranteed as to payment of principal and interest by Equity Office. A copy of each of the Selling Agent Agreement and the form of the fixed rate Note and the form of the floating rate Note that will evidence the Notes that will be issued from time to time pursuant to the Selling Agent Agreement are included as exhibits to this Report and are hereby incorporated by reference herein.

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

Attached as exhibits to this form are the documents listed below:

Exhibit	Document
1.1	Selling Agent Agreement, dated June 10, 2004, among EOP Operating Limited Partnership, Equity Office Properties Trust, Incapital LLC, as purchasing agent, and certain other agents named therein

4.1	Indenture, dated August 29, 2000, by and between EOP Operating Limited Partnership and U.S. Bank National Association (formerly known as U.S. Bank Trust National Association) (incorporated by reference to Exhibit 4.1 to EOP Operating Limited Partnership’s Registration Statement on Form S-3, as amended (SEC File No. 333-43530))

4.2	First Supplemental Indenture, dated June 18, 2001, among EOP Operating Limited Partnership, Equity Office Properties Trust and U.S. Bank National Association (formerly known as U.S. Bank Trust National Association) (incorporated by reference to Exhibit 4.2 to Equity Office Properties Trust’s Registration Statement on Form S-3, as amended (SEC File No. 333-58976))

4.3	Form of Fixed Rate Note and related Guarantee

4.4	Form of Floating Rate Note and related Guarantee

4.5	New Trustee Appointment Agreement, dated June 10, 2004, among EOP Operating Limited Partnership, Equity Office Properties Trust and BNY Midwest Trust Company

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes and related Guarantee

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY OFFICE PROPERTIES TRUST

	By:	/s/ Marsha C. Williams Marsha C. Williams Executive Vice President and Chief Financial Officer

EOP OPERATING LIMITED PARTNERSHIP

	By:	Equity Office Properties Trust, its general partner

Date: June 14, 2004	By:	/s/ Marsha C. Williams Marsha C. Williams Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Document
1.1	Selling Agent Agreement, dated June 10, 2004, among EOP Operating Limited Partnership, Equity Office Properties Trust, Incapital LLC, as purchasing agent, and certain other agents named therein

4.1	Indenture, dated August 29, 2000, by and between EOP Operating Limited Partnership and U.S. Bank National Association (formerly known as U.S. Bank Trust National Association) (incorporated by reference to Exhibit 4.1 to EOP Operating Limited Partnership’s Registration Statement on Form S-3, as amended (SEC File No. 333-43530))

4.2	First Supplemental Indenture, dated June 18, 2001, among EOP Operating Limited Partnership, Equity Office Properties Trust and U.S. Bank National Association (formerly known as U.S. Bank Trust National Association) (incorporated by reference to Exhibit 4.2 to Equity Office Properties Trust’s Registration Statement on Form S-3, as amended (SEC File No. 333-58976))

4.3	Form of Fixed Rate Note and related Guarantee

4.4	Form of Floating Rate Note and related Guarantee

4.5	New Trustee Appointment Agreement, dated June 10, 2004, among EOP Operating Limited Partnership, Equity Office Properties Trust and BNY Midwest Trust Company

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes and related Guarantee

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

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